U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K/A
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):  September  27,  2002
                                                         ---------------------


                        KOALA INTERNATIONAL WIRELESS INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                NEVADA              0-32479            76-0616468
                -------           ----------           ----------
          (State or other
           Jurisdiction          (Commission          (I.R.S. Employer
        of incorporation)         File Number)        Identification No.)


           366  BAY  STREET,  SUITE  800
           TORONTO,  ONTARIO,  CANADA                        M5H  4B2
           --------------------------                        --------
           (Address  of  principal  executive  offices)     (Zip  Code)



Copies  to:
Sierra  Group  Inc.
141  -  757  West  Hastings  Street,  Suite  676
Vancouver,  British  Columbia,  Canada  V6C  1A1
604  681  7806


Registrant's  telephone  number,  including  area code:     (416) 596-8520 (281)
                                                            --------------------

 ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

ROUTE1  ACQUISITION  AGREEMENT

Pursuant to a voluntary Share Exchange Agreement (the "Agreement") dated September 27, 2002, Koala International Wireless Inc. (the "Company"), a Nevada corporation, acquired all of the outstanding shares of common stock of Route1 Corporation ("Route1"), an Ontario, Canada corporation, from the shareholders of Route1 in exchange for an aggregate of 5,999,990 shares of its common stock (the "Exchange").

The Exchange was approved by the unanimous consent of the Board of Directors of Route1 on September 27, 2002 and by shareholders of Route1 holding a majority of the issued and outstanding stock of Route1 on October 7, 2002.

The Exchange was also approved by unanimous consent of the Board of Directors of the Company on September 27, 2002. No Company shareholder vote was required. The Exchange was effective on October 8, 2002.

A copy of the Agreement and Plan of Exchange is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.


At December 12, 2002 the Company had not yet issued the 5,999,990 shares. The Company intends to issue the shares pending the outcome of the judgment issue noted under Item 2 (g), Legal Proceedings.


CONTROL  OF  THE  COMPANY


The Company had 13,696,000 shares of common stock, $0.001 par value per share, issued and outstanding prior to the Exchange. Route1 had 1,287,976 shares of common stock of no par value per share issued and outstanding prior to the Exchange. As a result of the Exchange, the Company will have 19,695,990 shares of common stock issued and outstanding as of October 8, 2002, approximately 30.5 per cent of which are held by the former shareholders of Route1. (Note: at December 12, 2002 the Company had not issued the shares for Route 1, pending resolution of the judgment issues also noted in Part 2, (g), Legal Proceedings)


Effective October 8, 2002, one new director was elected to the Board of Directors of the Company and new officers were appointed. Christine Cerisse remains a Director and Chairman and Treasurer of the Company but has resigned as President and Secretary. Larry Wintemute has resigned from his position on the Board. Mr. White was elected a member of the Board of Directors of the Company. The Board of Directors of the Company appointed K. Andrew White to serve as President, Chief Executive Officer and Secretary.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Upon the effective date of the Exchange, October 8, 2002, Route1 became a wholly-owned subsidiary of the Company. The Exchange has been accounted for as a purchase. As a result of the Exchange, the Company has control over the assets and business plan of Route1.

In exchange for all of the outstanding shares of common stock of Route1, being 1287,976 common shares, the Company issued from its treasury an aggregate of 5,999,990 shares of its common stock, having a par value of $0.001 per share to the shareholders of Route1.

The consideration exchanged pursuant to the Exchange was negotiated between Route1 and the Company. In evaluating the transaction, the Company used criteria such as the value of the assets of Route1, Route1's operations, business name and reputation, and quality of management. The Company determined that the consideration for the Exchange was reasonable.

The offering of the Company's shares to the shareholders of Route1 was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D and/or Regulation S and/or Section 4(1) under the Securities Act of 1933, as amended (the "Act"). As a result, the 5,999,990 shares of the Company's common stock held by the shareholders of Route1 are "restricted securities" subject to Rule 144 of the Act.

The acquisition of Route1 is the first of a series of acquisitions whereby the Company will also acquire a 100% interest in each of NoWire Telecom, Inc. ('NoWire') for the issuance of approximately 6,000,000 shares of common stock of the Company and 1547173 Ontario Limited ('IP Co.') for the issuance of 28,000,000 shares of the Company's common stock, thereby resulting in a change in control of the Company.

                           (A)  DESCRIPTION OF BUSINESS

Description  of  the  Business  of  the  Company

CORPORATE  BACKGROUND

Koala International Wireless Inc. (formerly Kettle River Group Inc.) (the "Company") is a developmental stage company that was incorporated in Nevada on August 18, 1999. The Company activities have been organizational, directed at acquiring its principal asset, raising its initial capital and developing its business plan. On February 14, 2000, the Company acquired a license to distribute Vitaminalherb.com products to health and fitness professionals in Great Britain but has not yet commenced selling the products. In order to better facilitate its business goals, the Company voluntarily filed with the SEC a Form 10-SB on March 22, 2001 and became a "reporting issuer" under the Exchange Act on May 21, 2001.

In June 2001, the Company acquired Urbanesq.com, Inc. ("Urbanesq"), a private Ontario corporation which owned the rights to a handheld communications device, the KIWI, for an aggregate of 6,500,000 shares of common stock of the This was effectively a reverse takeover of the Company by Urbanesq, in that the stockholders of Urbanesq became majority holders of the Company's outstanding common stock.

Route1 is involved in the billing, tracking, settlement and data management for Mobile Virtual Network Operators (MVNO's). Route1 has developed a number of proprietary encryption and related software applications that enable the delivery of secure data and short messaging transmissions over an MVNO. Route1's technology and vision will allow the combined companies to complete the MVNO strategy.

The Company (Koala) is developing an International Mobile Virtual Network Operator (IMVNO) platform to allow the delivery of voice, data and short messaging over multiple networks. Concurrent with the IMVNO development, the Company is pursuing the development of applicable devices to serve the network subscribers. The IMVNO strategy will enable subscribers to access the Internet, play and store MP3, utilize existing applications including calendaring, contact management systems, email and short messaging and additional functionality, some not currently available in the marketplace.

The Company's principal executive offices are located at #676, 141 - 757 West Hastings Street, Vancouver, British Columbia, Canada, V6C 1A1.


PLANNED  FUTURE  OPERATIONS

The core business of Koala will be a virtual private cellular data network, the "Koala Network", and the processing of debit and credit card transactions from wireless terminals it provides merchants. As the company expands the applications available to its subscribers, these two businesses overlap and become complementary. In addition, each hardware and software component of the Koala network will generate stand-alone revenues from their respective third -party customers. These businesses include banking services, hosting and data services, encryption and billing services, as well as PDA tools and applications. Furthermore, there will be an integration of the Koala Network with the debit and credit processing whereby network subscribers will have wireless access to that processing capability.


REGULATORY  ENVIRONMENT

The manufacture and use of Route1 may be subject to regulation by one or more federal agencies, including the Federal Trade Commission and the Canadian Radio and Television Commission. These activities also may be regulated by various agencies of the states, localities and foreign countries in which consumers reside.

Numerous U.S. federal and state government agencies have demonstrated significant activity in promoting consumer protection and enforcing other regulatory and disclosure statutes. Additionally, it is possible that new laws and regulations may be enacted with respect to Internet entertainment dissemination. The adoption of such laws or regulations and the applicability of existing laws and regulations may impair the growth of Internet media use and result in a decline in the uses of the Route1 technology.

INTELLECTUAL  PROPERTY

The nature of patent and trademark registration is very complex and requires legal expertise. To date, no applications have been prepared to patent any of Route1's assets or concepts.

EMPLOYEES

The Company and Route1 are in the developmental stage and currently have no employees. The Company looks to its directors and officers for their combined entrepreneurial skills and talents. For a complete discussion of the directors and officers and their experience, please see the section of this Form 8-K entitled "Directors and Executive Officers." Management plans to use consultants, attorneys and accountants as necessary. A portion of any employee compensation package likely would include the right to acquire stock in the Company, which would dilute the ownership interest of holders of existing shares of the Company's common stock.

PRESS  RELEASE  ON  EXCHANGE

The Company has issued a press release with respect to the Share Exchange with Route1, a copy of which is attached as Exhibit 99 to this Form 8-K.

                           (B) DESCRIPTION OF PROPERTY

Not  applicable

                         (C) MANAGEMENT'S DISCUSSION AND
                         ANALYSIS OR PLAN OF OPERATIONS


Certain statements contained herein may constitute forward-looking statements. Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include those discussed in the "Outlook: Issues and Uncertainties" section of this Form 8-K.


PLAN  OF  OPERATIONS

The Company's business is still in its development stage. The Company has not generated any revenue to date. The Company plans to generate revenue by assembling an International Mobile Virtual Network Operator platform to enable the delivery of data, short messaging and voice services over multiple networks and the subsequent offering of products and services it will enable.

During the period from June 16, 1995 (date of incorporation) through September 30, 2002, Route1 engaged in no significant operations other than organizational activities and research and development of its Route1 product. Route1 received minimal revenues during this period.

Operation costs over the next year will depend on a number of factors, including the cost of marketing the Route1 software applications, the cost of conducting marketing research and preparing a marketing campaign for Route1.

The Company's business plan with respect to its Route1 business is to continue research and development of the Route1 product, add-ons to the Route1 applications, to commence production of the Hipster and to conduct marketing research to determine the demand for its products in its target markets.

The Company is in the process of obtaining financing that will cover the Company's operational costs for the next six months, and is also in the process of looking for office space to lease.

LIQUIDITY  AND  CAPITAL  RESOURCES

No material commitments for capital expenditures were made during the years ended September 30, 2002, 2001, 2000 or 1999.

The Company estimates the cost of producing and marketing the Route1 product at $250,000 US.
There can be no assurance that the Company will be able to continue as a going concern or achieve material revenues or profitable operations.

The Company plans to utilize a combination of internally generated funds from operations over the next year, potential debt and/or equity financings to fund its short-term and long-term growth. The availability of future financings will depend on market conditions. A portion of the funds may be used to grow the business through acquisitions of other businesses.

The forecast of the period of time through which the Company's financial resources will be adequate to support operations is a forward-looking statement that involves risks and uncertainties. The actual funding requirements may differ materially from this as a result of a number of factors including plans to rapidly expand its new operations. There can be no guarantee that financing adequate to carry out the Company's business plan will be available on terms acceptable to the Company, or at all.

EFFECT  OF  FLUCTUATIONS  IN  FOREIGN  EXCHANGE  RATES

The Company's reporting and functional currency is the US dollar. Currently, all of the Company's operations are located in Canada. Transactions in Canadian dollars have been translated into U.S. dollars using the current rate method, such that assets and liabilities are translated at the rates of exchange in effect at the balance sheet date and revenue and expenses are translated at the average rates of exchange during the appropriate fiscal period. As a result, the carrying value of the Company's investments in Canada is subject to the risk of foreign currency fluctuations. Additionally, any revenues received from the Company's international operations in other than U.S. dollars will be subject to foreign exchange risk.

RECENT  ACCOUNTING  PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000.

Historically, the Company has not entered into derivatives contracts either to hedge existing risks or for speculative purposes. Accordingly, the Company does not expect adoption of the new standard on January 1, 2001 to affect its financial statements.

In December 1999, the SEC staff released Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). SAB 101 provides interpretive guidance on the recognition, presentation and disclosure of revenue in the financial statements. SAB 101 must be applied to the financial statements no later than the quarter ending September 30, 2000. The Company does not believe that the adoption of SAB 101 will have a material affect on the Company's financial results.

In March 2000, the Financial Accounting Standards Board issued Interpretation No. 44 ("FIN 44") Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25. FIN 44 clarifies the application of APB No. 25 for (a) the definition of employee for purposes of applying APB No. 25, (b) the criteria for determining whether a plan qualifies as a non-compensatory plan, (c) the accounting consequences of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 2, 2000, but certain conclusions cover specific events that occur after either December 15, 1998, or January 12, 2000. The Company will adopt FIN 44 in accounting for the stock options granted.

In March 2000, EITF 00-2 "Accounting for Web Site Development Costs" was released. EITF 00-2 provides guidance on how an entity should account for costs involved in such areas as planning, developing software to operate the web site, graphics, content, and operating expenses. EITF 00-2 is effective for web site development costs incurred for fiscal quarters beginning after June 30, 2000.

OUTLOOK:  ISSUES  AND  UNCERTAINTIES

Stockholders and prospective purchasers of the Company's common stock should carefully consider the following risk factors in considering the future of the Company.

RISK  FACTORS  ASSOCIATED  WITH  THE  COMPANY  AND  ITS  BUSINESS

The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks:

LIMITED  OPERATING  HISTORY.

The limited operating history of the Company and it's subsidiaries make evaluation of their business and the forecasting of the Company's future results difficult. Route1 has only a limited operating history upon which an evaluation of their business and the Company's prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development. Route1 has no record of commercial production, earnings or sales. The Company, therefore, continues to be in its development stage. There is no assurance that the Company's products will achieve sales at a commercially viable level that will generate a profit.

FUTURE  GROWTH  PREDICTIONS  MAY  BE  INACCURATE.
Route1's limited operating history make the prediction of future results difficult or impossible. Furthermore, Route1's limited operating history lead the Company to believe that period-to-period comparisons of the Company's operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.

THE  COMPANY  ANTICIPATES  INCURRING  LOSSES  INTO  THE  FUTURE.
The Company anticipates incurring losses for the foreseeable future. The extent of future losses will depend, in part, on the amount of growth in revenues from sales of the Company's products. The Company expects that operating costs will increase during the next several years, especially in the areas of sales and marketing, product development and general and administrative expenses as it pursues its business strategy. Thus, the Company will need to generate increased revenues faster than the rate of growth in costs to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by corresponding increases in revenues, or if it is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will sustain profitability or that its operating losses will not increase in the future.

COMPETITION  FROM  LARGER  COMPANIES  IS  EXPECTED.
The media and entertainment industries are intensely competitive and the Company will compete with companies having greater financial and technical resources. Therefore, to the extent that the Company is able to establish sales, revenues and profits, there is no assurance that it would be able to sustain such sales, revenues and profits. Moreover, although not a major factor today, if and when the Company begins achieving its objectives, larger, better financed companies in peripheral businesses may be attracted to the Company's markets. They may be prepared to spend large sums quickly to develop competitive products and to mount major marketing campaigns. The Company is aware of this possibility and hopes to establish itself as an industry leader early on. Time is of the essence and the Company's financing and marketing programs are essential to minimize this risk.

THE COMPANY'S ABILITY TO ATTRACT ADDITIONAL FINANCING AS NEEDED MAY AFFECT ITS FUTURE SUCCESS.
The Company will require additional financings as it expects negative operating cash flow for the foreseeable future until income from its operations has grown to cover the cost of its support and development. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it. The Company expects that it will continue to experience negative operating cash flow for the foreseeable future as a result of significant spending on product development, marketing and infrastructure. Accordingly, the Company may need to raise additional funds in a timely manner in order to fund the continued development and production of its products and eventually marketing and distribution of the products. Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced. Such securities may have rights, preferences or privileges senior to those of the holders of its common stock. The Company does not have any contractual restrictions on the Company's ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants that would restrict the Company's operations. There can be no assurance that additional financing, if and when needed, will be available on terms favorable to the Company or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

GOVERNMENT REGULATION OF THE INTERNET COULD ADVERSELY AFFECT THE COMPANY'S PROFITABILITY
Existing or future legislation could limit growth in use of the Internet, which would curtail the Company's revenue growth. Any new regulation of Internet commerce could damage the Company's business, affect the profitability and perhaps the viability of its business plan, and cause the price of its common stock to decline. Regulation could prove to be burdensome, and impose significant additional costs on the Company's business or subject it to additional liabilities. Regulation is likely in the areas of user privacy, pricing, content, taxation and quality of products and services. Laws and regulations applying to the solicitation, collection, or processing of personal or consumer information could limit the Company's activities. In addition, any regulation imposing fees for Internet use could result in a decline in the use of the Internet and the viability of Internet commerce, which would have a material adverse effect on the Company's business, results of operations, and financial condition.

ANY SIGNIFICANT DETERIORATION IN THE GENERAL ECONOMIC CONDITIONS WOULD HAVE AN ADVERSE EFFECT ON THE COMPANY'S BUSINESS, RESULTS OF OPERATIONS, AND FINANCIAL CONDITION.
The success of the Company's operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as employment, wages, salaries, business conditions, interest rates, availability of credit and taxation for the economy as a whole and in regional and local markets where the Company operates. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations and financial conditions. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers' use of credit and cause a material adverse effect on the Company's revenues and profitability.

SALES  AND  DISTRIBUTION.
The Company has yet to establish a significant distribution and support network. Failure on the part of the Company to put into place an effective marketing infrastructure in a timely manner could act to delay or eliminate the generation of anticipated revenues.

MARKET  ACCEPTANCE.
The viability of the Company is dependent upon the market acceptance of its current and future products. There is no assurance that the products will attain a level of market acceptance that will allow for continuation and growth of its business operations. In addition, the Company will need to develop new processes and products to maintain its operations in the longer term. The development and launching of such processes and products can involve significant expenditure. There can be no assurance that the Company will have sufficient financial resources to fund such programs and whether such undertaking will be commercially successful.

THE COMPANY'S OFFICERS, DIRECTORS AND ENTITIES AFFILIATED WITH THEM CONTROL THE COMPANY.
In the aggregate, ownership of the Company's shares by significant shareholders and management represents a large proportion of the Company's issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

CONFLICTS OF INTEREST OF CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY. From time to time certain of the directors and executive officers of the Company may serve as directors or executive officers of other companies and, to the extent that such other companies may participate in the industries in which the Company may participate, the directors of the Company may have a conflict of interest. In addition, the Company's dependence on directors and officers who devote time to other business interests may create conflicts of interest, i.e. that the fiduciary obligations of an individual to the other company conflicts with the individual fiduciary obligations of the Company and vice versa. Directors and officers must exercise their judgment to resolve all conflicts of interest in a manner consistent with their fiduciary duties to the Company. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. The Company is not aware of the existence of any conflict of interest as described herein.

LIMITED LIABILITY OF THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS MAY DISCOURAGE STOCKHOLDERS FROM BRINGING A LAWSUIT AGAINST THEM.
The Company's amended and restated articles of incorporation and bylaws contain provisions that limit the liability of directors for monetary damages and provide for indemnification of officers and directors. These provisions may discourage shareholders from bringing a lawsuit against officers and directors for breaches of fiduciary duty and may also reduce the likelihood of derivative litigation against officers and directors even though such action, if successful, might otherwise have benefited the stockholders. In addition, a shareholder's investment in the Company may be adversely affected to the extent that costs of settlement and damage awards against officers or directors are paid by the Company pursuant to the indemnification provisions of the amended and restated articles of incorporation and by-laws. The impact on a shareholder's investment in terms of the cost of defending a lawsuit may deter the shareholder from bringing suit against one of the Company's officers or directors. The Company has been advised that the SEC takes the position that this provision does not affect the liability of any director under applicable federal and state securities laws.

CONCENTRATION OF OWNERSHIP OF DIRECTORS, OFFICERS AND SIGNIFICANT EMPLOYEES MAY REDUCE THE CONTROL BY OTHER STOCKHOLDERS OVER THE COMPANY.
The Company's directors, officers and other control persons own or exercise full or partial control over more than 30.72% of the Company's outstanding common stock. As a result, other investors in the Company's common stock may not have much influence on corporate decision-making. In addition, the concentration of control over the Company's common stock among the insiders could prevent a change in control of the Company.

THE COMPANY'S COMMON STOCK IS CONSIDERED A "PENNY STOCK", WHICH MAKES IT MORE DIFFICULT TO SELL THAN AN EXCHANGE-TRADED STOCK.
The Company's securities are subject to the Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers that sell such securities to other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investor" means, in general terms, institutions with assets exceeding $5,000,000 or individuals having net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of purchasers of the Company's securities to buy or sell in any market that may develop.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks." (A "penny stock" is any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions). Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, and 15g-7 under the
Securities and Exchange Act of 1934, as amended. The rules may further affect the ability of owners of the Company's shares to sell their securities in any market that may develop for them. Stockholders should be aware that, according to the Securities and Exchange Commission Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include:

- control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;
- manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

- "boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;
- excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
- the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

BOARD  OF  DIRECTORS' AUTHORITY TO SET RIGHTS AND PREFERENCES OF PREFERRED STOCK
MAY  PREVENT  A  CHANGE  IN  CONTROL  BY   STOCKHOLDERS  OF  COMMON  STOCK.
Preferred shares may be issued in series from time to time with such designation, rights, preferences and limitations as the Company's Board of Directors determines by resolution and without stockholder approval. This is an anti-takeover measure. The Board of Directors has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The Board of Directors could use an issuance of Preferred Stock with dilutive or voting preferences to delay, defer or prevent common stockholders from initiating a change in control of the Company or reduce the rights of common stockholders to the net assets upon dissolution. Preferred stock issuances may also discourage takeover attempts that may offer premiums to holders of the Company's common stock.

STOCKHOLDERS DO NOT HAVE THE AUTHORITY TO CALL A SPECIAL MEETING THEREBY DISCOURAGING TAKEOVER ATTEMPTS.
Pursuant to the Company's articles of incorporation, only the Company's Board of Directors has the power to call a special meeting of the stockholders, thereby limiting the ability of stockholders to effect a change in control of the Company.

THE COMPANY DOES NOT ANTICIPATTE PAYING DIVIDENDS TO ITS SECURITY HOLDERS IN THE FORESEEABLE FUTURE WHICH MAKES INVESTMENT IN ITS STOCK SPECULATIVE OR RISKY. The Company has not paid dividends on its common stock and does not anticipate paying dividends on its common stock in the foreseeable future. The Board of Directors has sole authority to declare dividends payable to the Company's stockholders. The fact that the Company has not and does not plan to pay dividends indicates that the Company must use all of its funds generated by operations for reinvestment in its operating activities and also emphasizes that the Company may not continue as a going concern. Investors also must evaluate an investment in the Company solely on the basis of anticipated capital gains.

LIMITED LIABILITY OF THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS MAY DISCOURAGE STOCKHOLDERS FROM BRINGING A LAWSUIT AGAINST THEM.
The Company's articles of incorporation and bylaws contain provisions that limit the liability of directors for monetary damages and provide for indemnification of officers and directors. These provisions may discourage stockholders from bringing a lawsuit against officers and directors for breaches of fiduciary duty and may also reduce the likelihood of derivative litigation against officers and directors even though such action, if successful, might otherwise have benefited the stockholders. In addition, a stockholder's investment in the Company may be adversely affected to the extent that costs of settlement and damage awards against officers or directors are paid by the Company pursuant to the indemnification provisions of the articles of incorporation and by-laws. The impact on a stockholder's investment in terms of the cost of defending a lawsuit may deter the stockholder from bringing suit against one of the Company's officers or directors. The Company has been advised that the SEC takes the position that this provision does not affect the liability of any director under applicable federal and state securities laws.



                        (D) SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth, as of October 8, 2002, the Company's outstanding common stock owned of record or beneficially by each Executive Officer and Director and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of its common stock, and the shareholdings of all Executive Officers and Directors as a group. Each person has sole voting and investment power with respect to the shares shown.


                          NUMBER  OF     PERCENTAGE  OF
     NAME                 SHARES  HELD   SHARES  OWNED
     ----                 ------------   -------------
Christine  Cerisse*             0             0.0%
Lorne  Catling*                 0             0.0%
Larry Wintemute**               0             0.0%
K.  Andrew  White             695,290         3.53%
Capital  Partners  Fund I   2,991,364        15.19%
Michael  McGrath            1,632,000         8.29%
Robert  Vivacqua            2,208,000        11.21%

ALL  EXECUTIVE  OFFICERS  AND
DIRECTORS  AS  A  GROUP
 (3  persons)                 695,290         3.53%


  * Each of these Directors have options to purchase 100,000 shares of common stock of the Company at $0.50 per share.
** This former Director has the option to purchase 100,000 shares of common stock of the Company at $0.50 per share.

                       (E)  DIRECTORS, EXECUTIVE OFFICERS,
                          PROMOTERS AND CONTROL PERSONS
This table sets forth the name, age and position of each director and executive officer of the Company following the Exchange:

Name                        Age      Position
----                        ---      --------
K.  Andrew  White           38       President,  CEO, Secretary and a Director
Lorne  Catling              46       Director
Christine  Cerisse          48       Chairman,  Treasurer and a Director


Andrew  White  -  President,  Chief  Executive  Officer,  Secretary
-------------------------------------------------------------------

Mr White is the founder of Route1 Corporation. He has significant experience in product architecture, operations, marketing, sales, and equity financing. Prior to founding Route1, he as the Manager of Information Systems for Delrina(Symantec) Corporation.


Lorne  Catling  -  Director
---------------------------

Mr. Catling has 25 years of direct sales and sales management experience in various wholesale and retail fields. This includes and is not limited to real estate, automotive, home renovation, and the carpet industry. He has held managerial positions with a major Ford Dealership and offered sales and motivational training to the staff. After 8 years in the auto industry Lorne was Western Regional Sales Manager for a Northwestern U.S. pay-phone provider. He managed and trained a successful sales force that gained a substantial foothold in the Western Canadian market. Most recently Lorne has been raising capital for small start-up companies involved in the wireless remote surveillance and non-institutional ATM industry.


Christine  Cerisse  -  Chairman,  Treasurer  and  a  Director
-------------------------------------------------------------
Ms. Cerisse has spent over 20 years in the financial industry in the field of financial planning and financial management. She is a Chartered and Registered Financial Planner. From October, 1999 to October, 2002, Ms. Cerisse has been the Managing Director of Sierra Group, Inc., which advises private companies on becoming public on the Over-the-Counter Bulletin Board. Prior to that, Ms. Cerisse was a principal in Cerisse Capital Corporation (a.k.a. White Hills Management Group) where she provided management and business consulting for start-up project teams.

Ms. Cerisse has been a principal in various entrepreneurial businesses, including real estate development and property management, financial investment and broker-dealer security houses, product distribution networks, the restaurant business, and environmental and Internet-related companies. She has over 20 years of sales and marketing experience, both of products and services in various industries including nutrition and health, financial services, and technology. Ms. Cerisse has been responsible for raising over 40 million dollars of financing for various private and public companies. She has assisted various companies in corporate management, preparation of contracts and financial documentation.

                            (G)     LEGAL PROCEEDINGS


Koala is not a party to any pending legal proceeding or litigation and none of its property is the subject of any pending legal proceeding with the exception of Route 1 judgment (see paragraph below). Further, the former directors and executive officers of Koala know of no legal proceedings against Koala or its property contemplated by any governmental authority.


No former director, officer, affiliate or shareholder of Koala, or any associate of any such director, officer or security holder, is a party adverse to Koala or has a material interest adverse to Koala in reference to pending litigation.


Route1 Corporation is subject to a judgment for $97,000, which amount has been accrued as a liability in Route1's financial statements. The Company has not yet issued as at Dec 11, 2002, the 6,000,000 shares to Route1's shareholders pending resolution of this judgment, other issues relating to the judgment, and the filing of an Information Statement.



               (H)  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
None.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCCOUNTANT

None

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  INFORMATION  AND  EXHIBITS


KOALA  INTERNATIONAL  WIRELESS  INC.
(A  Development  Stage  Company)
 PRO  FORMA  Consolidated
Financial  Statements
September  30,  2002

INDEX
-----
                                                                       Page
                                                                       ----

Financial  Statements

PRO  FORMA  Consolidated  Balance  Sheet                                  2

PRO  FORMA  Consolidated  Statement  of  Operations                       3

Notes  to  PRO  FORMA  Consolidated  Financial  Statements                4

PREPARED  BY  MANAGEMENT

(2)

KOALA  INTERNATIONAL  WIRELESS  INC.
     (A  Development  Stage  Company)
     PRO  FORMA  Consolidated  Balance  Sheets
     September  30,  2002
     (U.S.  Dollars)




Assets

Current
  Cash                                                                   $     3,445
  Accounts receivable                                                          5,511
Miscellaneous receivable                                                      28,313
                                                                         ------------
                                                                              37,269
Fixed Assets                                                                  51,019
-----------------------------------------------------------------------  ------------
Trademarks                                                                     8,445
-----------------------------------------------------------------------  ------------


                                                                         $    96,733

Liabilities

  Accounts payable and accrued liabilities                               $   437,596
Loans payable                                                                236,880
                                                                             674,476
                                                                         ------------

Stockholders' Equity (Deficiency)
Common Stock
  Authorized
     20,000,000  Shares of preferred stock
                          with a par value of $0.001 each

   100,000,000  Shares of common stock with a par value of $0.001 each
  Issued and Outstanding
     19,696,000 Shares of common stock                                        19,271
-----------------------------------------------------------------------  ------------
Additional Paid-in Capital                                                 2,079,068
-----------------------------------------------------------------------  ------------
Deficit Accumulated During the Development
-----------------------------------------------------------------------
   Stage of Operations                                                    (2,676,082)
-----------------------------------------------------------------------  ------------

                                                                            (577,743)
                                                                         ------------


                                                                         $    96,733
                                                                         ------------




PREPARED  BY  MANAGEMENT

(3)


KOALA  INTERNATIONAL  WIRELESS  INC.
     (A  Development  Stage  Company)
     PRO  FORMA  Consolidated  Statement  of  Operations
     Year  Ended  September  30,  2002
     (U.S.  Dollars)



                               Pro Forma
                               --------------------------------------------
                                    KIWI         RTE1             Combined
                               --------------------------------------------
Interest earned                $       0      (13,186)            $(13,186)
-----------------------------  --------------------------------------------
Expenses
  Salaries and wages              65,050       74,262              139,312
  Professional fees              114,182       39,002              153,184
  Contractors                     66,586      105,280              171,866
   Investor relations             38,412            0               38,412
  Marketing and promotion         34,334          326               34,660
  Administration and general      71,391       (7,674)              63,717
  Loan costs                      12,000            0               12,000
  Write down of inventory        104,247            0              104,247
  Write down of capital asset          0       26,113               26,113
  Transfer agent fees              1,804            0                1,804
  Web site                         3,100            0                3,100
  Amortization                     7,101       28,602               35,703

Net Loss                        (518,207)   $(252,725)           $(770,932)

Basic and diluted
  Net loss per share             $                (0.039)

Shares Used in Basic
  and Diluted Per Share
  Computation                                 19,696,000





PREPARED  BY  MANAGEMENT

(4)
     KIWI  INTERNATIONAL  WIRELESS  INC.
     (A  Development  Stage  Company)
     Notes  to  PRO  FORMA  Consolidated  Financial  Statements
     September  30,  2002
     (U.S.  Dollars)

1.     ORGANIZATION  AND  BASIS  OF  PRESENTATION
These PRO FORMA consolidated financial statements include the accounts of Koala International Wireless Inc. ("the Company") and Route 1 Corporation. The Company is located in Canada with all figures translated into United States dollars. The acquisition by the Company of Route 1 Corporation is recorded as a purchase. These PRO FORMA consolidated financial statements are intended to reflect the continuing impact on the books and records of the Company as those records would be expected to look on the completion of all of the transactions contemplated and disclosed elsewhere in the PRO FORMA consolidated financial statements by showing how these specific transactions might have affected the Company's historical financial statements. These PRO FORMA consolidated financial statements should be read in conjunction with the Company's year end audited September 30, 2002 (non-consolidated) financial statements and with the July 31, 2002 year end audited financial statements of Route 1 Corporation.
2.     SIGNIFICANT  ACCOUNTING  POLICIES
(a)     Foreign  currency  translation
The Company's operations and activities are conducted principally in Canada, hence the Canadian dollar is the functional currency, which is translated into U.S. dollars as follows:
        (i) Monetary assets and liabilities at the rate of exchange in effect as at the balance sheet date;
       (ii) Non-monetary assets and liabilities at the exchange rates prevailing at the time of the acquisition of the assets or assumptions of the liabilities; and
       (iii) Revenues and expenditures at the average rate of exchange for the year. Gains and losses arising from this translation of foreign currency will be accounted for as other comprehensive income (loss).
(b)     Net  loss  per  share
Net loss per share calculations are based on the weighted average number of common shares outstanding during the period, assuming that the acquisition of Route 1 Corporation occurred at the beginning of the period.
(c)     Use  of  estimates
The preparation of PRO FORMA, consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the amounts of revenues and expenses during the period. Actual results could differ from those estimates and would impact future results of operations and cash flows.
(d)     Financial  instruments
The Company's financial instruments consist of current assets and current liabilities. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying value.

3.     ACQUISITION
The company acquired Route l Corporation as a next-generation financial transaction processing company.
As consideration for the purchase, the vendor was issued common shares of the company. There were 6,000,000 shares of the company issued and valued at $6,000 USD, which represents 30.65% of the issued and outstanding shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KOALA  INTERNATIONAL  WIRELESS  INC.


October  11,  2002                    By:      /s/  K.  Andrew  White
------------------                           -----------------------------
         (Date)                       Name:         K.  Andrew  White
                                              -----------------------
                                      Its:          President
                                                  --------------

December  13,  2002                    By:      /s/  Miguel  Caron
-------------------                            -------------------------
         (Date)                        Name:         Miguel  Caron
                                                  -------------------
                                       Its:          President
                                                  --------------

                                  EXHIBIT INDEX


Exhibit  No.     Description
------------     -----------
      2          Agreement  and Plan of Exchange By and Between Koala
                 International Wireless Inc.  and  Route1  Corporation  dated
                 September  27,  2002
     99*         News Release - Koala International Wireless Inc. announces acquisition of Route1  Corporation
*Previously filed with the SEC.